UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2016

SecureWorks Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37748	56-2015395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Concourse Parkway NE Suite 500
Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 327-6339

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On April 27, 2016, SecureWorks Corp., a Delaware corporation (the “Company”), completed an initial public offering (the “IPO”) of 8,000,000 shares of its Class A common stock, par value $0.01 per share (the “Class A Common Stock”), at a public offering price of $14.00 per share (the “IPO per share price”) pursuant to a registration statement on Form S-1 (Registration No. 333-208596) (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 (the “Securities Act”). On April 21, 2016, in connection with the IPO, the Class A Common Stock was registered under Section 12(b) of the Securities Exchange Act of 1934. The Class A Common Stock is listed on the NASDAQ Global Select Market and traded under the symbol “SCWX.”

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note is incorporated herein by reference.

Effective on April 27, 2016, in connection with the completion of the IPO, the Company entered into a Registration Rights Agreement, dated as of April 27, 2016 (the “Registration Rights Agreement”), with Dell Marketing L.P., Michael S. Dell, the Susan Lieberman Dell Separate Property Trust, MSDC Denali Investors, L.P., MSDC Denali EIV, LLC, Silver Lake Partners III, L.P., Silver Lake Technology Investors III, L.P., Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV, L.P. and SLP Denali Co-Invest, L.P. in which the Company granted such parties (the “eligible stockholders”) and their respective permitted transferees specified demand and piggyback registration rights with respect to the shares of Class A Common Stock and shares of the Company’s Class B common stock, par value $0.01 per share (the “Class B Common Stock”), held by them from time to time. Immediately after the IPO, no outstanding shares of Class A Common Stock and all 70,000,000 outstanding shares of Class B Common Stock are entitled to such registration rights. Subject to the lock-up agreements which they entered into in connection with the IPO, the eligible stockholders have the right to require the Company from time to time to use its reasonable best efforts to effect up to a total of five registrations under the Securities Act of the shares of the Class A Common Stock and Class B Common Stock held by them at any time when the Company is not eligible to file registration statements with the SEC on Form S-3 and to effect an unlimited number of such registrations at any time when the Company is eligible to file registration statements with the SEC on Form S-3. In addition, if the Company proposes to register any of its equity securities under the Securities Act for public sale, except in specified circumstances, it will be required to give the eligible stockholders the right to include shares of their Class A Common Stock and Class B Common Stock in the registration. The registration rights are subject to customary notice requirements, timing restrictions and volume limitations that may be imposed by the underwriters of an offering. The eligible stockholders are beneficial owners of the outstanding voting securities of Denali Holding Inc., the Company’s ultimate parent company. Michael S. Dell is Chairman of the Board of the Company. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introductory Note is incorporated herein by reference.

On April 21, 2016, a one-year $30 million senior unsecured revolving credit facility extended to the Company by Dell USA L.P., a wholly owned subsidiary of Dell Inc., as lender, became effective under a revolving credit agreement, dated as of November 2, 2015, between the lender and SecureWorks, Inc., a wholly owned subsidiary of the Company, as borrower. Subject to the conditions of availability established under the facility, SecureWorks, Inc. may become obligated as the borrower for up to $30 million principal amount of borrowings outstanding at any time. The maximum amount of borrowings may be increased by up to an additional $30 million in principal amount by agreement of the lender and the borrower.

The payment of all outstanding principal, interest and other amounts outstanding from time to time under the facility may be declared due and payable upon the occurrence of an event of default. The revolving credit agreement contains customary events of default, including an event of default upon a change of control of the Company (as defined in the agreement). An event of default will occur under the facility if the borrower fails to make payments when due, makes a material misrepresentation, fails to comply with specified covenants, defaults on other material indebtedness, or becomes subject to specified events of bankruptcy, insolvency, reorganization or similar events, or if the revolving credit agreement becomes unenforceable or the performance of the borrower’s obligations under the agreement becomes illegal. If an event of default occurs and is not cured within any applicable grace period or is not waived, with respect to those events as to which such consequences do not occur automatically, the lender would have the right to terminate its lending commitment under the facility and to accelerate repayment of outstanding indebtedness under the facility to the extent provided in the revolving credit agreement and applicable law.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note and Item 5.02 of this report is incorporated herein by reference.

On April 27, 2016, at the closing of the IPO, the Company issued a total of 2,008,924 shares of its Class A Common Stock upon the automatic conversion of $22.5 million principal amount of convertible notes it sold in June 2015 and September 2015 in an offering exempt from registration under Section 4(a)(2) of the Securities Act and Regulation D thereunder. The conversion price of $11.20 per share of Class A Common Stock was equal to 80% of the IPO per share price.

Of the shares of Class A Common Stock issued upon the conversion of the convertible notes, 1,741,070 shares were issued to investment funds associated with Centerview Capital Technology, a private investment firm, 89,285 shares were issued to Pamela Daley, 44,642 shares were issued to Mark J. Hawkins, 89,285 shares were issued to William R. McDermott and 44,642 shares were issued to James M. Whitehurst. David W. Dorman, a founding partner of Centerview Capital Technology, Ms. Daley, and Messrs. Hawkins, McDermott and Whitehurst were appointed to the Company’s board of directors on April 21, 2016 in connection with the IPO.

The Company relied on the exemption from registration under the Securities Act afforded by Section 3(a)(9) thereof. No commission or other remuneration was paid or given directly or indirectly in connection with exchanges of securities with the note holders.

Item 3.03	Material Modification to Rights of Security Holders.

(a) The information set forth in the Introductory Note and Item 5.03 of this report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) The information set forth in the Introductory Note and Items 3.02 and 5.03 of this report is incorporated herein by reference.

Effective on April 21, 2016, in accordance with the corporate governance provisions described in the prospectus that forms part of the Registration Statement (the “IPO prospectus”), the Company’s board of directors:

•	expanded the authorized number of directors from three to eight directors;

•	elected Pamela Daley, David W. Dorman, Mark J. Hawkins, William R. McDermott and James M. Whitehurst to the board of directors to fill the newly created directorships;

•	designated an audit committee of the board of directors consisting of Mr. Hawkins (as chairman), Ms. Daley and Mr. Dorman;

•	designated a compensation committee of the board of directors consisting of Mr. Whitehurst (as chairman), Mr. Hawkins and Mr. McDermott; and

•	designated a nominating and corporate governance committee consisting of Mr. McDermott (as chairman), Ms. Daley and Mr. Dorman.

Each of the directors elected on April 21, 2016 participates in the non-employee director compensation policy described in the IPO prospectus. In accordance with that policy, and pursuant to the SecureWorks Corp. 2016 Long-Term Incentive Plan, a copy of which is filed as Exhibit 10.2 to this report, each such director received in connection with the director’s election:

•	an initial equity retainer consisting of options to purchase 48,143 shares of Class A Common Stock at an exercise price of $14.00 per share, which was equal to the IPO per share price, that will vest, subject to the director’s continued service, in three equal annual installments; and

•	an initial annual equity retainer (pro-rated to reflect a partial year of service) consisting of restricted stock units that will settle in 13,393 shares of Class A Common Stock and that will vest in full, subject to the director’s continued service, on the first anniversary of the grant date.

On April 22, 2016, effective upon the effectiveness of the Company’s restated certificate of incorporation described in Item 5.03 of this report, the board of directors was divided into the following three classes that will serve staggered three-year terms:

•	Class I, consisting of Michael R. Cote (the Company’s President and Chief Executive Officer) and Mr. Dorman, whose initial term will expire at the first annual meeting of stockholders to be held after the IPO;

•	Class II, consisting of Ms. Daley, Egon Durban and Mr. Whitehurst, whose initial term will expire at the second annual meeting of stockholders to be held after the IPO; and

•	Class III, consisting of Michael S. Dell (the Company’s Chairman), Mr. McDermott and Mr. Hawkins, whose initial term will expire at the third annual meeting of stockholders to be held after the IPO.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) The information set forth in the Introductory Note is incorporated herein by reference.

Restated Certificate of Incorporation. On April 22, 2016, the Company amended its certificate of incorporation by filing a restated certificate of incorporation with the Secretary of State of the State of Delaware in connection with the completion of the IPO. The restated certificate of incorporation was previously approved to be effective before the closing of the IPO. The restated certificate of incorporation, which amended the prior certificate of incorporation to include corporate governance provisions consistent with the Company’s status as a public company, is in the same form as the form of restated certificate of incorporation filed as an exhibit to the Registration Statement.

Amended and Restated Bylaws. Effective as of April 22, 2016, the Company amended its bylaws by adopting amended and restated bylaws in connection with the completion of the IPO. The amended and restated bylaws were previously approved to be effective upon the effectiveness of the restated certificate of incorporation. The amended and restated bylaws, which amended the prior bylaws to include corporate governance provisions consistent with the Company’s status as a public company, are in the same form as the form of amended and restated bylaws filed as an exhibit to the Registration Statement.

A description of the provisions adopted in the restated certificate of incorporation and amended and restated bylaws is set forth in the IPO prospectus under the caption “Description of Our Capital Stock” and is incorporated herein by reference.

The foregoing descriptions of the Company’s restated certificate of incorporation and amended and restated bylaws are qualified in their entirety by reference to the text of the restated certificate of incorporation, a copy of which is filed as Exhibit 3.1 to this report, and to the text of the amended and restated bylaws, a copy of which is filed as Exhibit 3.2 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following documents are filed as exhibits to this report:

Exhibit Number	Description of Exhibit

3.1	Restated Certificate of Incorporation of SecureWorks Corp. (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-8 (Registration No. 333-210866) filed on April 22, 2016)

3.2	Amended and Restated Bylaws of SecureWorks Corp. (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-8 (Registration No. 333-210866) filed on April 22, 2016)

10.1	Registration Rights Agreement, dated as of April 27, 2016, among the Company, Dell Marketing L.P., Michael S. Dell, the Susan Lieberman Dell Separate Property Trust, MSDC Denali Investors, L.P., MSDC Denali EIV, LLC, Silver Lake Partners III, L.P., Silver Lake Technology Investors III, L.P., Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV, L.P. and SLP Denali Co-Invest, L.P.

10.2	SecureWorks Corp. 2016 Long-Term Incentive Plan (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8 (Registration No. 333-210866) filed on April 22, 2016)

10.3	Form of Nonqualified Stock Option Agreement for Executives under SecureWorks Corp. 2016 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement on Form S-1 (Registration No. 333-208596) filed on December 17, 2015)

10.4	Form of Nonqualified Stock Option Agreement for Directors under SecureWorks Corp. 2016 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.13.1 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (Registration No. 333-208596) filed on March 22, 2016)

10.5	Form of Restricted Stock Unit Agreement for Executives under SecureWorks Corp. 2016 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.14 to the Company’s Registration Statement on Form S-1 (Registration No. 333-208596) filed on December 17, 2015)

10.6	Form of Restricted Stock Unit Agreement for Directors under SecureWorks Corp. 2016 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.14.1 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (Registration No. 333-208596) filed on March 22, 2016)

10.7	Form of Restricted Stock Agreement for Executives under SecureWorks Corp. 2016 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.15 to the Company’s Registration Statement on Form S-1 (Registration No. 333-208596) filed on December 17, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SecureWorks Corp.

Date: April 27, 2016	/s/ R. Wayne Jackson
R. Wayne Jackson
Chief Financial Officer
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Restated Certificate of Incorporation of SecureWorks Corp. (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-8 (Registration No. 333-210866) filed on April 22, 2016)

3.2	Amended and Restated Bylaws of SecureWorks Corp. (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-8 (Registration No. 333-210866) filed on April 22, 2016)

10.1	Registration Rights Agreement, dated as of April 27, 2016, among the Company, Dell Marketing L.P., Michael S. Dell, the Susan Lieberman Dell Separate Property Trust, MSDC Denali Investors, L.P., MSDC Denali EIV, LLC, Silver Lake Partners III, L.P., Silver Lake Technology Investors III, L.P., Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV, L.P. and SLP Denali Co-Invest, L.P.

10.2	SecureWorks Corp. 2016 Long-Term Incentive Plan (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8 (Registration No. 333-210866) filed on April 22, 2016)

10.3	Form of Nonqualified Stock Option Agreement for Executives under SecureWorks Corp. 2016 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement on Form S-1 (Registration No. 333-208596) filed on December 17, 2015)

10.4	Form of Nonqualified Stock Option Agreement for Directors under SecureWorks Corp. 2016 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.13.1 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (Registration No. 333-208596) filed on March 22, 2016)

10.5	Form of Restricted Stock Unit Agreement for Executives under SecureWorks Corp. 2016 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.14 to the Company’s Registration Statement on Form S-1 (Registration No. 333-208596) filed on December 17, 2015)

10.6	Form of Restricted Stock Unit Agreement for Directors under SecureWorks Corp. 2016 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.14.1 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (Registration No. 333-208596) filed on March 22, 2016)

10.7	Form of Restricted Stock Agreement for Executives under SecureWorks Corp. 2016 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.15 to the Company’s Registration Statement on Form S-1 (Registration No. 333-208596) filed on December 17, 2015)